                      FOURTH AMENDMENT TO MASTER AGREEMENT
                          AND OTHER OPERATIVE DOCUMENTS
                          -----------------------------

     THIS FOURTH AMENDMENT TO MASTER AGREEMENT AND OTHER OPERATIVE DOCUMENTS is made as of the 28/th/ day of March, 2002, by and among CORRECTIONAL SERVICES CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company
                            -------
that is a signatory hereto or that, pursuant to Section 3.6 of the Master Agreement (as hereinafter defined), shall become a party hereto as a lessee (individually, together with the Company in its capacity as a lessee, a "Lessee"
                                                                         ------
and, collectively, the "Lessees"); each of the Subsidiaries of the Company
                        -------
identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the
                         --------------------
"Subsidiary Guarantors"); ATLANTIC FINANCIAL GROUP, LTD., a Texas limited
 ---------------------
partnership (the "Lessor"); certain financial institutions parties hereto as
                  ------
lenders (together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"); FLEET NATIONAL BANK, a national banking association and successor by
 ------
merger to Summit Bank, as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent"); and
                                                    -----------------
SUNTRUST BANK, NASHVILLE, N.A., a national banking association, as documentation agent (in such capacity, the "Document Agent").
                              --------------

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, the Company, the Lessees, the Subsidiary Guarantors, the Lessor, the Lenders, the Syndication Agent and the Documentation Agent entered into a Master Agreement dated as of August 31, 1999, as amended by a first amendment thereto dated as of November 10, 2000, a second amendment thereto dated in or about August, 2001, and a third amendment thereto dated in or about November, 2001 (collectively, the "Master Agreement"); and
                         ----------------

     WHEREAS, concurrently herewith, the Lessor is making an additional Funding in the amount of $65,000.40, the proceeds of which will be used to reduce the outstanding principal amounts under the B Loan; and

     WHEREAS, the Company has requested the Lessor, the Lenders, the Syndication Agent and the Documentation Agent to make certain amendments to the Master Agreement, including increasing the C Percentage and decreasing the B Percentage, as more fully described herein, and the Lessor, the Lenders, the Syndication Agent and the Documentation Agent have agreed to do so, subject to and in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Defined  Terms.  Except as otherwise  indicated  herein,
                  --------------
all words and terms defined in the Appendix A to the Master Agreement shall have the same meanings when used herein.

         2.       Amendments to Master Agreement.
                  ------------------------------

                  (a) Appendix A to the Master Agreement is amended by adding the following definitions thereto:

                      "EBIT" shall mean, for any period, the income from
                       ----
                  operations of the Company and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP.

                      "Restructuring Charges" shall mean the cash payments made
                       ---------------------
                  by the Company and its Subsidiaries during any fiscal quarter relating to restructuring and impairment charges reflected in the consolidated statement of operations for the Company and its Subsidiaries for the quarter ending September 30, 2001.

                  (b) The following definitions appearing in Appendix A to the Master Agreement are hereby amended to read in their entirety as follows:

                      "Applicable Margin" shall mean, with reference to
                       -----------------
                  Advances (i) that are Base Rate Advances, an amount in excess of the Base Rate, equal to 3.50%, and (ii) that are LIBOR Advances, an amount in excess of the LIBOR Rate, equal to 5.00%; provided, however, in the event that (A) the Company
                         --------  -------
                  consummates the sale of its facility located in Phoenix, Arizona, in accordance with Section 9.1.26 of the Credit Agreement, and the net proceeds from such sale result in a reduction of (x) the outstanding principal amount of the Revolving Credit Loans (as defined in the Credit Agreement) by at least $8,000,000 and (y) the Revolving Credit Commitments (as defined in the Credit Agreement) by at least $4,000,000, or (B) the facility leased by the Company in Salinas, Puerto Rico, is sold to a third party in accordance with Article XIV of the Lease and (1) the total purchase price for such sale equals or exceeds the Lease Balance as of the closing date for such sale and (2) the down payment from such sale which is applied to reduce the aggregate principal amount of the Loans equals or exceeds $7,500,000, then the Applicable Margin for Advances (a) that are Base Rate Advances shall mean an amount in excess of the Base Rate equal to 2.50%, and (b) that are LIBOR Advances shall mean an amount in excess of the LIBOR Rate equal to 4.00%. Notwithstanding the foregoing, the Applicable Margin shall not be reduced at any time during which an Event of Default shall have occurred and be continuing.

                      "Available Excess Cash Flow" - [Deleted]
                       --------------------------

                      "Consolidated Interest Expense" shall mean, for any
                       -----------------------------
                  period, for the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with
                  GAAP), the sum or difference of (a) all interest in respect of Indebtedness (including, without limitation, the interest component of any payments under Capital Leases) accrued or capitalized during such period (whether or not actually paid during such period), plus (b) the net amount payable (or minus
                                       ----
                  the net amount receivable) under Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period).

                      "EBITDA" shall mean, for any period, the sum of (a) the
                       ------
                  income from operations of the Company and its Subsidiaries for such period, determined on a consolidated basis without duplication in accordance with GAAP, plus (b) depreciation and
                                                       ----
                  amortization expenses deducted in the determination of the Consolidated Net Income of the Company and its Subsidiaries for such period, minus (c) the Restructuring Charges paid
                                   -----
                  during such period, plus (d) non-cash expenses incurred by the
                                      ----
                  Company and its Subsidiaries during such period, if and to the extent approved by the Syndication Agent and the Lenders.

                      "Permitted Investments" means (a) direct obligations of
                       ---------------------
                  the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof; (b) certificates of deposit issued by any Lender or by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof; (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition thereof; (d) commercial paper of any Lender (or any Affiliate thereof located in the United States of America) that is rated A-1 or better or P-1 by Standard and Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than six months from the date of acquisition thereof; (e) repurchase agreements entered into with any Lender or with any bank or trust company satisfying the conditions of clause (b) hereof that are secured by any obligation of the type described in clauses (a) through (d) of this definition; and (f) money market funds acceptable to the Required Lenders.

                      "Permitted Stock Repurchases" - [Deleted]
                       ---------------------------

                  (c) Section 5.1(a) of the Master Agreement is hereby amended by adding the following subsection 5.1(a)(xxii) immediately after subsection 5.1(a)(xxi):

                      (xxii) on the first day of each month, consolidated
                  cash flow projections for the Company and its Subsidiaries for the 90-day period commencing on the required delivery date of the projections; provided, that, in the event the Syndication
                                   --------  ----
                  Agent is not satisfied with the form or presentation of such projections, or the assumptions underlying the same, the Company shall, at its sole cost and expense, engage an independent consultant (acceptable to the Syndication Agent in its sole discretion) to assist the Company in modeling for, and the preparation of, revised cash flow projections. The Company shall cause the consultant to commence work in assisting with the modeling and the revised projections within 15 Business Days after the Company's receipt of the Syndication Agent's request therefor.

                  (d) Section 5.1(i) of the Master Agreement is hereby amended to read in its entirety as follows:

                      (i)      Dividend Payments.
                               -----------------

                      The Company will not, nor will it permit any of its
                  Subsidiaries to, declare or make any Dividend Payment at any time, except a Dividend Payment from a Subsidiary to the Company in order to fund the mandatory prepayment required under the Credit Agreement upon the occurrence of a Capital Event involving such Subsidiary.

                  (e) Section 5.1(j) of the Master Agreement is hereby amended to read in its entirety as follows:

                      (j)      Total Funded Debt to Adjusted EBITDA Ratio.
                               ------------------------------------------
[Deleted]

                  (f) Section 5.1(l) of the Master Agreement is hereby amended to read in its entirety as follows:

                      (l)      Consolidated Net Worth. [Deleted]
                               ----------------------

                  (g) Section 5.1(m) of the Master Agreement is hereby amended to read in its entirety as follows:

                      (m)      Consolidated Total Funded Debt to Net Worth
                               -------------------------------------------
                               Ratio. [Deleted]
                               -----

         (h) Section 5.1(n) of the Master Agreement is hereby amended to read in its entirety as follows:

                      (n)    Minimum Fixed Charge Coverage Ratio.  [Deleted]
                             -----------------------------------

                  (i) Section 5.1(w) of the Master Agreement is hereby amended to read in its entirety as follows (changes from the Master Agreement are indicated in bold-face type):

                      (w)    Capital Expenditures; Unfunded Capital
                             --------------------------------------

                             Expenditures.
                             ------------

                      The Company will not, and will not permit any of its
                  Subsidiaries to, make any Capital Expenditures at any time, except for the following: (i) Capital Expenditures in an aggregate amount not to exceed $5,000,000 in any fiscal quarter; and (ii) Capital Expenditures made in connection with acquisitions permitted under Section 5.1(e) hereof.
                                               --------------
                  Notwithstanding the foregoing, at no time during any fiscal year of the Company and its Subsidiaries shall their unfunded Capital Expenditures exceed the amount of depreciation and amortization expenses of the Company and its Subsidiaries, both calculated on a cumulative year-to-date basis for each fiscal year of the Company and its Subsidiaries commencing on January 1, 2002.

                  (j) Section 5.1 of the Master Agreement is hereby amended by adding the following subsections 5.1 (y) through (bb) immediately after subsection 5.1(x):

                      (y)    Minimum Consolidated Net Income.
                             -------------------------------

                             The Company shall not cause, suffer or permit its
                  Consolidated Net Income (i) during any two consecutive month period from March, 2002 through July, 2002, to be less than $150,000, and (ii) to be less than the following amounts as measured for or at the following times:

                      Quarter Ending            Minimum Consolidated Net Income
                      --------------            -------------------------------

                      March 31, 2002                     $150,000

                      June 30, 2002                      $300,000

                      (z)   Minimum EBITDA.
                            --------------

                      The Company shall not cause, suffer or permit its
                  EBITDA (i) during any two consecutive month period from March, 2002 through July, 2002, to be less than $800,000, and (ii) to be less than the following amounts as measured for or at the following times:

                      Quarter Ending            Minimum EBITDA
                      --------------            --------------

                      March 31, 2002              $1,250,000

                      June 30, 2002               $1,750,000

                      (aa)  EBIT to Consolidated Interest Expense Ratio.
                            -------------------------------------------

                      The Company will not permit the ratio of (i) EBIT to (ii
                  Consolidated Interest Expense to be less than 1.05 for each fiscal quarter ending March 31, 2002 and June 30, 2002.

                      (bb)  Evidence of Refinancing.
                            -----------------------

                      By no later than April 30, 2002, the Company shall
                  provide to the Syndication Agent a letter evidencing the Company's request to refinance with a third-party lender all of the obligations of the Company and its Subsidiaries under the Basic Documents and the Operative Documents.

                  (k)     Schedule 2.2 of the Master Agreement is hereby deleted
                          ------------
and replaced with Schedule 2.2 attached to this Agreement.
                  ------------

     3. Amendments to Other Operative Documents. Appendix A to each of the
        ---------------------------------------
Lease, the Loan Agreement, and the Construction Agency Agreement are hereby amended to incorporate therein the changes to Appendix A to the Master Agreement effected by paragraphs 2(a) and 2(b) of this Agreement.

     4. Amendment Fee. Concurrently herewith and in consideration for the
        -------------
Syndication Agent, the Lessor and the Lenders entering into this Agreement, the Company is paying the Syndication Agent an amendment fee in the amount of $68,021 for the ratable benefit of the Lenders. The foregoing fees are earned in full on the date hereof and not subject to rebate or reduction.

     5. Guaranty Reaffirmation. The Company hereby reaffirms all of the terms
        -----------------------
and conditions of the Guaranty Agreement and acknowledges and agrees that it has no defenses, offsets or counterclaims with respect to its obligations thereunder.

     6. Substitute Notes. To evidence the decrease in the aggregate Commitments
        ----------------
allocable to the A Loan and the B Loan as set forth in Schedule 2.2 attached hereto, the Lessor is, concurrently herewith, executing and delivering to the Syndication Agent, for the ratable benefit of the Lenders, (a) a substitute A Note (the "Substitute A Note") in the principal amount of $11,689,368.79, in substitution for, but not repayment of, the A Note heretofore issued to the Syndication Agent in the principal amount of $30,800,000 and (b) a substitute B Note (the "Substitute B Note") in the principal amount of $1,130,503.51 in substitution for, but not repayment of, the B Note heretofore issued to the Syndication Agent in the principal amount of $3,150,000. The parties acknowledge and agree that the execution and delivery of the Substitute A Note and the Substitute B Note shall not constitute a repayment, refinancing, accord and satisfaction or novation of the A Note or the B Note, respectively, or the indebtedness evidenced thereby.

     7. Representations and Warranties.
        ------------------------------

             (a) In order to induce the Syndication Agent and the Lenders to enter into this Agreement and amend the Master Agreement as provided herein, each Obligor, as to itself, hereby represents and warrants to the other parties hereto as follows:

                     (i) All of the representations and warranties of the Obligors set forth in the Master Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

                     (ii) After giving effect to this Agreement, no Potential Event of Default or Event of Default presently exists and is continuing on and as of the date hereof.

                     (iii) Since the date of the Obligors' most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

                     (iv) Each Obligor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments, if any, executed and delivered by the Obligor to the Syndication Agent and the Lenders concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which any of the Obligors is
 -------------------
a party has been duly executed and delivered by such party and is the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

                     (v) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Obligors, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws or other equivalent formation documents of any Obligor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which any Obligor is a party or by which such party or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by any Obligor, other than liens in favor of the Syndication Agent for the ratable benefit of the Lenders.

                     (vi) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery or performance by the Obligors of the Amendment Documents or the transactions contemplated thereby.

             (b) The Lessor hereby represents and warrants to the other parties hereto as follows:

                     (i) All of the representations and warranties of the Lessor set forth in the Master Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

                     (ii) Since the date of the Lessor's most recent financial statements delivered to the Syndication Agent, no Material Adverse Effect has occurred, and no event has occurred or failed to occur which has had or is likely to have a Material Adverse Effect.

                     (iii) The Lessor has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and any other Amendment Document; each Amendment Document to which the Lessor is a party has been duly executed and delivered by the Lessor and is the legal, valid and binding obligation of the Lessor enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

                     (iv) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance binding upon the Lessor, (ii) conflict with, result in a breach of, or constitute a default under (A) the formation documents of the Lessor, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, material lease, contract or other material agreement or undertaking to which the Lessor is a party or by which the Lessor or its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Lessor.

                     (v) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any Person is required in connection with the execution, delivery or performance by the Lessor of the Amendment Documents or the transactions contemplated thereby.

     8.  Waiver of Financial Covenant Default. The Lessor, the Syndication
         ------------------------------------
Agent and the Lenders hereby waive compliance by the Company and its Subsidiaries with the December 31, 2001 financial covenants contained in Sections 5.1(k) and 5.1(n) of the Master Agreement; provided, however, that the Company hereby acknowledges and agrees that such waiver and the agreement by the Syndication Agent, the Lessor and the Lenders to enter into this Agreement and to amend the Master Agreement as provided herein shall in no way be deemed to be a waiver by the Syndication Agent, the Lessor or the Lenders of any other Potential Defaults or Events of Default nor preclude the Syndication Agent, the Lessor and the Lenders from declaring an Event of Default or exercising any other remedies under the Master Agreement as a result of such other Events of Default or upon the occurrence at a later date of any other Events of Default under the Master Agreement. The Syndication Agent, the Lessor and the Lenders reserve the right to enforce all terms and provisions of the Master Agreement and the other Operative Documents at any time or from time to time.

     9.  Syndication Agent's Costs. The Company shall on demand reimburse the
         -------------------------
Syndication Agent for all out-of-pocket costs, including legal fees and expenses, incurred by the Syndication Agent in connection with this Agreement and the other Amendment Documents and the transactions referenced herein. The Company hereby authorizes the Syndication Agent to charge the Company's account(s) with the Syndication Agent (or its affiliate) in the amount of such out-of-pocket costs.

     10. No Change. Except as expressly set forth herein or modified hereby, all
         ---------
of the terms and provisions of the Master Agreement and the other Operative Documents are hereby reaffirmed in their entirety shall continue in full force and effect.

     11. Counterparts; Effectiveness. This Agreement may be executed in any
         ---------------------------
number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. This Agreement shall not be binding upon any party until all parties hereto have executed this Agreement and delivered it to the Syndication Agent.

     12. Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.

                                        CORRECTIONAL SERVICES CORPORATION,
                                        a Delaware corporation

                                        By:_________________________________
                                              Name:
                                              Title:

                                        YOUTH SERVICES INTERNATIONAL, INC.
                                        a Maryland corporation

                                        By:_________________________________
                                              Name:
                                              Title:

                       (Signatures continued on next page)

                                        FF&E, INC., a New Jersey corporation


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                                        YOUTH SERVICES INTERNATIONAL
                                        OF NORTHERN IOWA, INC., an
                                        Iowa corporation

                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        HOLDINGS, INC., a Delaware corporation


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        REAL PROPERTY PARTNERSHIP, LLP,
                                        a Maryland limited liability partnership


                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF ILLINOIS, INC., a Maryland
                                        corporation

                                        By:
                                           -------------------------------------
                                              Name:
                                              Title:

                       (Signatures continued on next page)

                                        YOUTH SERVICES INTERNATIONAL
                                        OF SOUTH DAKOTA, INC., a South Dakota
                                        corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF TEXAS, INC., a Texas corporation


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        YSI OF CENTRAL IOWA, INC.,
                                        an Iowa corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF IOWA, INC., a Maryland
                                        corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:




                       (Signatures continued on next page)

                                        YOUTH SERVICES INTERNATIONAL
                                        OF MICHIGAN, INC., a Michigan
                                        corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        YOUTH SERVICES INTERNATIONAL
                                        OF MISSOURI, INC., a Missouri
                                        corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        CSC MANAGEMENT DE PUERTO RICO, INC.,
                                        a Puerto Rico corporation

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        FLEET NATIONAL BANK,
                                        as the Syndication Agent and a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                       (Signatures continued on next page)

                                        ATLANTIC FINANCIAL GROUP, LTD.,
                                        as Lessor

                                        By:  Atlantic Financial Managers, Inc.,
                                             its General Partner


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                        SUNTRUST BANK, NASHVILLE, N.A.,
                                        as the Documentation Agent and a Lender


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                  SCHEDULE 2.2
                                  ------------

                    AMOUNT OF EACH FUNDING PARTY'S COMMITMENT

   Funding Party                   Commitment Percentage       Commitment Amount
   -------------                   ---------------------       -----------------

   Lessor                                 3.489%                 $   463,502.20
   Fleet National Bank - A Loan          77.590%                 $10,306,516.46
   Fleet National Bank - B Loan           7.935%                 $ 1,054,075.80
   SunTrust Bank - A Loan                10.410%                 $ 1,382,852.33
   SunTrust Bank - B Loan                 0.575%                 $    76,427.71